UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
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☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

WATERS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Waters
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 12, 2009, for Waters Corporation
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/wat. To submit your proxy while visiting this site you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2009 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 2, 2009.

View Proxy Materials and Annual Report Online at www.proxydocs.com/wat This is also a convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxydocs.com/wat. Have the 12 digit control number available when you access the website and follow the instructions.

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/wat	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Waters	Waters Corporation, Notice of Annual Meeting
	Date:	Tuesday, May 12, 2009
	Time:	11:00 A.M. (Eastern Time)
	Place:	34 Maple Street, Milford, Massachusetts 01757
Voting items
1.	To elect directors for the ensuing year and until their successors are elected: (01) Joshua Bekenstein, (02) Michael J. Berendt, Ph.D., (03) Douglas A. Berthiaume, (04) Edward Conard, (05) Laurie H. Glimcher, M.D., (06) Christopher A. Kuebler, (07) William J. Miller, (08) JoAnn A. Reed, (09) Thomas P. Salice
The Board of Directors recommends a vote “FOR” each nominee for Director set forth above.

2.	To approve the Company’s 2009 Employee Stock Purchase Plan. The Board of Directors recommends a vote “FOR” the proposal to approve the Company’s 2009 Employee Stock Purchase Plan.

3.	To approve the Company’s Management Incentive Plan. The Board of Directors recommends a vote “FOR” the proposal to approve the Company’s Management Incentive Plan.

4.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009.
The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

5.	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

The Proxy Statement provides you with detailed information about each of these matters. We encourage you to read the Proxy Statement carefully.
Should you require directions to the annual meeting, please call 508-482-3314
Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. If you wish to vote your shares at the Annual Meeting, please register with the Inspector of Elections at the desk marked “Shareholder Registration” at the entrance to receive a ballot. Proper photo ID is required. Ballots should be returned to the Inspector of Elections in order to be counted. Additionally, a shareholder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.